UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 20, 2009

ASPECT GLOBAL DIVERSIFIED FUND LP
(Exact name of registrant as specified in its charter)

Delaware	333-148049	72-3236572
(State of Incorporation)	(Commission File No.)	( IRS Employer Identification No.)

c/o Steben & Company, Inc.
2099 Gaither Road, Suite 200
Rockville, Maryland 20850
(Address of Principal Executive Office)(zip code)

(240) 631-9808
Registrant telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

Effective November 20, 2009, Mr. Barry Gainsburg, is no longer employed by Steben & Company, Inc. (“SCI”), the General Partner of the Aspect Global Diversified Fund LP. Brian Hull has been appointed as SCI’s Interim Chief Compliance Officer. Mr. Hull holds his Series 3, 7, 63, 24 and 28 NFA and FINRA licenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aspect Global Diversified Fund LP

By: Steben & Company, Inc.

General Partner

Date: November 23, 2009

By:

_____/s/ Ken Steben_______________________________

Kenneth E. Steben

President of the General Partner